Exhibit 99.1

Filed by WaveDancer, Inc.
Pursuant to Rule 425 under the Securities Act of 1933,
as amended, and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934, as amended

Subject Company: Firefly Neuroscience, Inc.
Commission File No.: pending assignment
Filed January 26, 2024

WaveDancer Announces Filing of a Registration Statement on

Form S-4 with the U.S. SEC

Progress towards closing on previously announced merger with Firefly Neuroscience, Inc., an AI-enabled technology company.

Fairfax, VA, January 23, 2024 – WaveDancer, Inc. (“WaveDancer”) (Nasdaq: WAVD) today announced the filing of a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”).

The Registration Statement contains a preliminary proxy statement in connection with the Company’s previously announced merger with Firefly Neuroscience, Inc. (“Firefly”), an artificial intelligence (AI) company focused on creating better neurological outcomes for dementia, concussion, and other brain conditions. Although the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about WaveDancer, Firefly, and the proposed transactions.

The definitive transaction agreements were announced on November 16, 2023.

The transaction is expected to close during the second quarter of 2024, subject to customary closing conditions, including approval of the transactions by the stockholders of WaveDancer.

About Firefly

Firefly Neuroscience Inc. is a medical technology company that has developed its FDA-510(k) cleared Brain Network Analytics (BNA™) software platform and is focused on advancing diagnostic and treatment approaches for people suffering from mental illnesses and cognitive disorders, including depression, dementia, anxiety disorders, concussions, and attention-deficit/hyperactivity disorder. Brain Network Analytics (BNATM) is a scalable platform built on the company's extensive proprietary database of standardized, high-definition EEG recordings, including behavioral data. Firefly's biomarker discovery AI platform further exploits the database to discover useful biomarkers for clinicians and pharmaceutical companies. With a focus on developing state-of-the-art technologies that bridge the gap between neuroscience and clinical practice, Firefly Neuroscience Inc. is dedicated to transforming brain health by advancing diagnostic and treatment approaches. For more information please visit:  https://fireflyneuro.com.

About WaveDancer

WaveDancer, based in Fairfax, VA, has been servicing federal and commercial customers since 1979. The Company is in the business of developing and maintaining information technology (“IT”) systems, modernizing client information systems, and performing other IT-related professional services to government and commercial organizations. https://wavedancer.com.In connection with the merger, WaveDancer’s current business will be sold and WaveDancer, which intends to change its name to Firefly Neuroscience, will solely advance the current Firefly business.

Additional Information

This press release may be deemed to be solicitation material with respect to the proposed transactions between WaveDancer and Firefly. This press release is not a substitute for the Registration Statement, definitive proxy statement/prospectus, or any other documents that WaveDancer may file with the SEC or send to security holders in connection with the proposed transaction.

Investors and security holders may obtain free copies of the documents filed with the SEC, once available, on WaveDancer’s website at www.wavedancer.com, or on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Each of WaveDancer, Firefly and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of WaveDancer in connection with the proposed transactions. Information about the executive officers and directors of WaveDancer is set forth in s The Registration Statement.  Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of WaveDancer, is set forth in the combined Registration/Proxy Statement as initially filed and subsequently amended... You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between WaveDancer and Firefly, including whether and when the transactions will be consummated;; and other statements that are not historical fact. The timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of WaveDancer and Firefly to consummate the proposed merger; and (iii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance Firefly’s products, clinical and pharmaceutical programs;. These and other risks and uncertainties are more fully described in the Registration/Proxy Statement You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, WaveDancer expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contact Information

WaveDancer

Tim Hannon, CFO
Investors@WaveDancer.com

Firefly

Paul Krzywicki, CFO

1-888-237-6412